UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2006

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

on behalf of the

GMACM Home Equity Loan Trust 2006-HE4

(Exact name of registrant as specified in its charter)

Delaware	333-131211-11	41-1955181
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8400 Normandale Lake Blvd., Suite 250 Minneapolis, MN 55437
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (952) 832-7000

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 — OTHER EVENTS

Item 8.01. Other Events.

The consent of PricewaterhouseCoopers LLP relating to the incorporation by reference in the Registration Statement on Form 8-K of its reports dated March 8, 2006 relating to the financial statements and financial statement schedules and management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting of MBIA Inc. and subsidiaries and also relating to the consolidated financial statements of MBIA Insurance Corporation is included in Exhibit 99 of MBIA Inc.’s Form 10-K for the year ended December 31, 2005.

The consent of PricewaterhouseCoopers LLP serves to authorize the use of its name in the electronic filing of Residential Asset Mortgage Products, Inc.’s Registration Statement on Form 8-K with the Securities and Exchange Commission.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01(d).	Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits:

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESIDENTIAL ASSET MORTGAGE
PRODUCTS, INC.

By: /s/ Patricia C. Taylor
Name: Patricia C. Taylor
Title: Vice President

Dated: September 25, 2006

Exhibit Index

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm

Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Prospectus Supplement as a part of the Registration Statement on Form S 3 of Residential Asset Mortgage Products, Inc., relating to the GMACM Home Equity Loan Trust 2006-HE4, comprising part of the Registration Statement (No. 333-131211) of Residential Asset Mortgage Products, Inc., of our report dated March 8, 2006, relating to the financial statements, financial statement schedules, management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting, which report appears in Item 8 of MBIA Inc.'s Form 10 K for the year ended December 31, 2005. We also consent to the incorporation by reference of our report dated March 8, 2006, relating to the consolidated financial statements of MBIA Insurance Corporation, which is included in Exhibit 99 of MBIA Inc.’s Form 10-K for the year ended December 31, 2005. We also consent to the reference to us under the heading “Experts” in such Prospectus Supplement.

/s/ PricewaterhouseCoopers LLP

New York, New York

September 25, 2006